SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  January 28, 1998
                                                  ----------------

                               The CIT Group, Inc.
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             (Exact name of registrant as specified in its charter)


     Delaware                    1-1861                    13-2994534
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   (State or other            (Commission                (IRS Employer
   jurisdiction of            File Number)             Identification No.)
   incorporation)


                           1211 Avenue of the Americas
                            New York, New York 10036
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Registrant's telephone number, including area code    (212) 536-1390
                                                      --------------


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          (Former name or former address, if changed since last report)

Item 5.           Other Events.
                  -------------

                  See the attached press release regarding 1997 fourth quarter and annual earnings, filed as Exhibit 99.1. See also the attached press release regarding election of a new director, filed as Exhibit 99.2, the Consolidated Balance Sheets at December 31, 1997 and 1996, filed as Exhibit 99.3, and
Financing and Leasing Assets by Business Unit at December 31, 1997 and 1996, filed as Exhibit 99.4.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

               99.1 Press Release Regarding 1997 Fourth Quarter and Annual
                    Earnings, dated January 28, 1998.

               99.2 Press Release Regarding Election of a New Director, dated
                    January 28, 1998.

               99.3 Consolidated Balance Sheets of The CIT Group, Inc., at
                    December 31, 1997 and 1996.

               99.4 Financing and Leasing Assets by  Business Unit,  at December
                    31, 1997 and 1996.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  THE CIT GROUP, INC.
                                  -----------------------------
                                  (Registrant)


                                  By /s/ JOSEPH M. LEONE
                                  -----------------------------
                                  Joseph M. Leone
                                  Executive Vice President and
                                  Chief Financial Officer

Dated:  January 28, 1998